SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              --------------------

                                  JULY 23, 1997
                        (DATE OF EARLIEST EVENT REPORTED)

                          DOLLAR FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


           NEW YORK                   333-18221                  13-2997911
 (State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)



                        1436 LANCASTER AVENUE, SUITE 210
                         BERWYN, PENNSYLVANIA 19312-1288
                    (Address of Principal Executive Offices)

                                  610-296-3400
              (Registrant's Telephone Number, Including Area Code)



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  ITEM 5:         OTHER EVENTS

                        On July 23, 1997, Dollar Financial Group, Inc. (the
                  "Company") announced the hiring of Richard S. Dorfman as Executive Vice-President and Chief Financial Officer of the Company and its parent company, DFG Holdings, Inc. The Company hereby incorporates by reference the information set forth in its News Release dated July 23, 1997, a copy of which is annexed hereto as Exhibit 99.1.

  ITEM 7:         EXHIBITS

                  (C)     EXHIBITS

                          99.1 Dollar Financial Group, Inc. News Release dated July 23, 1997, announcing the hiring of Richard
                                S. Dorfman, the Company's Executive
                                Vice-President and Chief Financial Officer.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   DOLLAR FINANCIAL GROUP, INC.


Dated:   July 28, 1997                             By:     /s/ Jeffrey A. Weiss
                                                        ------------------------
                                                          Jeffrey A. Weiss

                                                         Chairman and
                                                         Chief Executive Officer

                                  Exhibit Index
                                  -------------

Exhibit
Number      Description
-------     -----------

99.1           Dollar Financial Group, Inc. News Release dated July 23, 1997.